UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 19, 2004


                                ----------------

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                                 ---------------


         Delaware                         0-26012                 35-1948594
(State or other jurisdiction of       (Commission File)      (IRS Employer
incorporation or organization)        Number                 Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 356-3311

                               -------------------

Item 5. Other Events.

     On April 19, 2004, Northeast Indiana Bancorp, Inc. issued a news release announcing earnings for the period ended March 31, 2004. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          --------

               The  following Exhibit is being furnished herewith:

               99.1 Press  Release of Northeast  Indiana  Bancorp,  Inc.,  dated
                    April 19, 2004

Item 12. Results of Operations and Financial Condition.

     On April 19, 2004 Northeast Indiana Bancorp, Inc. issued a news release announcing its financial results for the quarter and year ended March 31, 2004. The news release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.

                                    By:    /s/ STEPHEN E. ZAHN
                                           -------------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer
Dated:  April 19, 2004

                                  Exhibit Index
                                  -------------

Exhibit
Number                       Description of Exhibit
------                       ----------------------


99.1     Press Release of Northeast Indiana Bancorp, Inc. dated April 19, 2004.